Filed pursuant to Rule 497(a)

Registration File No. 333-259824

Rule 482 ad

Runway Growth Finance Corp. Prices Initial Public Offering

WOODSIDE, Calif., October 20, 2021 – Runway Growth Finance Corp. (“Runway”), an externally managed business development company, today announced that it priced its initial public offering of 6,850,000 shares of its common stock at $14.60 per share. Runway’s shares of common stock are expected to begin trading on the Nasdaq Global Select Market on October 21, 2021 under the symbol “RWAY.” Runway also granted the underwriters an option to purchase up to an additional 1,027,500 shares of its common stock. The closing of the offering is subject to market and other customary closing conditions and the shares are expected to be delivered on or about October 25, 2021.

Runway intends to use substantially all of the net proceeds from this offering to pay down all of its existing indebtedness outstanding under its credit agreement and, to the extent any proceeds remain, to make investments in accordance with its investment objectives and for general corporate purposes.

J.P. Morgan, Morgan Stanley, Wells Fargo Securities and UBS Investment Bank are acting as joint book-running managers for the offering. Oppenheimer & Co., B. Riley Securities, Compass Point and Hovde Group, LLC are acting as co-managers for this offering.

A registration statement relating to these securities was filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on October 20, 2021.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Runway before investing. The preliminary prospectus, dated October 13, 2021, contains this and other information about Runway and should be read carefully before investing. The information in the registration statement is not complete and may be changed.

The offering of these securities is being made only by means of a prospectus, copies of which may be obtained, when available, from: J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attn: Investment Grade Syndicate Desk, facsimile: 212-834-6081; Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 500 West 33rd Street, New York, NY, 10001, by telephone at (800) 326-5897 or by email at cmclientsupport@wellsfargo.com; and UBS Securities LLC, Attention: Prospectus Department, 1285 Avenue of the Americas, New York, NY 10019, telephone: (888) 827-7275 or email: ol-prospectusrequest@ubs.com.

This press release will not constitute an offer to sell or the solicitation of an offer to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction. Offers of these securities are made only by means of the prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense.

About Runway Growth Finance Corp.

Runway is a growing specialty finance company focused on providing flexible capital solutions to late-stage and growth companies seeking an alternative to raising equity. Runway is a closed-end investment fund that has elected to be regulated as a business development company under the Investment Company Act of 1940. Runway is externally managed by Runway Growth Capital LLC, an established registered investment advisor that was formed in 2016 and led by industry veteran David Spreng.

Forward-Looking Statements

Statements included herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including the impact of COVID-19 and related changes in base interest rates and significant market volatility on our business, our portfolio companies, our industry and the global economy. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Runway’s filings with the SEC. Runway undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

IR Contacts:

Alex Straus, Prosek Partners, astraus@prosek.com

Thomas B. Raterman, Chief Financial Officer, tr@runwaygrowth.com